Commitments and Contingencies	12 Months Ended
Dec. 31, 2013
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies

14) COMMITMENTS AND CONTINGENCIES

       The Company's commitments not recorded on the balance sheet primarily consist of programming and talent commitments, operating lease arrangements and purchase obligations for goods and services resulting from the Company's normal course of business.

       Programming and talent commitments of the Company, estimated to aggregate $14.48 billion as of December 31, 2013, primarily include $11.23 billion for sports programming rights, $2.47 billion relating to the production and licensing of television, radio, and film programming and $773 million for talent contracts. The Company also has committed purchase obligations which include agreements to purchase goods and services in the future that totaled $1.05 billion as of December 31, 2013.

       Other long-term contractual obligations recorded on the Company's Consolidated Balance Sheet include program liabilities, participations due to producers and residuals.

       At December 31, 2013, commitments for programming and talent and purchase obligations not recorded on the balance sheet and other long-term contractual obligations recorded on the balance sheet were payable as follows:

	Programming	Purchase	Other Long-term
	and Talent	Obligations	Contractual Obligations
2014	$2,356	$240	$—
2015	1,799	208	639
2016	1,708	131	313
2017	1,463	113	94
2018	1,451	107	56
2019 and thereafter	5,703	246	53
Total	$14,480	$1,045	$1,155

       The Company has long-term operating lease commitments for office space, equipment, transponders and studio facilities. The Company also enters into capital leases for satellite transponders.

       At December 31, 2013, future minimum rental payments under noncancellable operating leases with terms in excess of one year and payments under capital leases are as follows:

	Leases
	Capital	Operating
2014	$21	$161
2015	20	141
2016	19	128
2017	15	117
2018	15	102
2019 and thereafter	44	468
Total minimum payments	$134	$1,117
Less amounts representing interest	21
Present value of minimum payments	$113

       Future minimum operating lease payments have been reduced by future minimum sublease income of $72 million. Rent expense was $211 million (2013) and $204 million (2012 and 2011). Included in net earnings from discontinued operations was additional rent expense of $292 million (2013), $283 million (2012) and $279 million (2011).

       The table above does not include contractual obligations of Outdoor Americas, which is presented as a discontinued operation in the consolidated financial statements. These obligations are mainly comprised of long-term noncancellable operating lease commitments of $674 million and guaranteed minimum franchise payments of $331 million.

Guarantees

       On September 30, 2013 the Company completed the sale of Outdoor Europe to an affiliate of Platinum Equity. The Company continues to remain as guarantor of Outdoor Europe's franchise payment obligations under certain transit franchise agreements. Generally, the Company would be required to perform under the guarantees in the event of non-performance by the buyer. These agreements have varying terms, with the majority of the obligations guaranteed under these agreements expiring by September 2016. At December 31, 2013, the total franchise payment obligations under these agreements are estimated to be approximately $280 million, which will decrease on a monthly basis thereafter. The estimated fair value of the guarantee liability of approximately $40 million is included in “Liabilities of discontinued operations” on the Consolidated Balance Sheet at December 31, 2013.

       The Company has indemnification obligations with respect to letters of credit and surety bonds primarily used as security against non-performance in the normal course of business. At December 31, 2013, the outstanding letters of credit and surety bonds approximated $321 million and were not recorded on the Consolidated Balance Sheet.

       In the course of its business, the Company both provides and receives indemnities which are intended to allocate certain risks associated with business transactions. Similarly, the Company may remain contingently liable for various obligations of a business that has been divested in the event that a third party does not live up to its obligations under an indemnification obligation. The Company records a liability for its indemnification obligations and other contingent liabilities when probable under generally accepted accounting principles.

Legal Matters

       E-books Matters.    A number of lawsuits described below have been pending against the following parties relating to the sale of e-books: Apple Inc., Hachette Book Group, Inc., HarperCollins Publishers, LLC, Holtzbrinck Publishers LLC d/b/a Macmillan, Penguin Group (USA) Inc. and the Company's subsidiary, Simon & Schuster, Inc. (collectively, the "Publishing parties").

On April 10, 2012, for purposes of settlement and without any admission of wrongdoing or liability, Simon & Schuster and two of the other Publishing parties entered into a settlement stipulation and proposed final judgment (the "Stipulation") with the United States Department of Justice (the "DOJ") in connection with the DOJ's investigations of agency distribution of e-books. In furtherance of this settlement, on April 11, 2012, the DOJ filed an antitrust action in the United States District Court for the Southern District of New York against the Publishing parties and concurrently filed the Stipulation with the court. On September 7, 2012, the Stipulation was approved by the court and final judgment was entered. The Stipulation does not involve any monetary payments by Simon & Schuster, but will require the adoption of certain business practices for a 24 month period (the “24 Month Period”) and certain compliance practices for a five year period. Following a ruling in favor of the DOJ and a judgment against Apple that was entered by the court on September 6, 2013, Apple filed an appeal, which will be heard by the United States Court of Appeals for the Second Circuit.  On October 4, 2013, Simon & Schuster filed an appeal with the court relating to an aspect of the Apple judgment involving the 24 Month Period.

On June 11, 2012, for purposes of settlement and without any admission of wrongdoing or liability, Simon & Schuster entered into a proposed settlement agreement to resolve the antitrust action filed by a number of states and the Commonwealth of Puerto Rico against several of the Publishing parties in the United States District Court for the Western District of Texas, which was transferred to the United States District Court for the Southern District of New York ("States") on April 30, 2012. The proposed settlement provides that, certain Publishing parties, including Simon & Schuster, will pay agreed upon amounts for consumer restitution, among other things, and also requires the adoption of certain business and compliance practices, which are substantially similar to those described in the Stipulation with the DOJ. On September 14, 2012, the court granted preliminary approval of the proposed settlement, which all states (except Minnesota), the District of Columbia and the United States territories joined. On October 15, 2012, Simon & Schuster paid the agreed upon amounts into an escrow account pending final court approval. On February 8, 2013, the court approved the proposed settlement following a final settlement approval hearing that day. On June 20, 2013, Simon & Schuster and certain other Publishing parties entered into a settlement agreement in the MDL litigation (as described below) covering claims of Minnesota residents (the “Minnesota Settlement”). The Minnesota Settlement was approved by the court on December 6, 2013. The Company believes that the settlements with the DOJ, the States and the Minnesota Settlement will not have a material adverse effect on its results of operations, financial position or cash flows.

On December 9, 2011, the United States Judicial Panel on Multidistrict Litigation (the "MDL") issued an order consolidating in the United States District Court for the Southern District of New York various purported class action suits that private litigants had filed in federal courts in California and New York. On January 20, 2012, the plaintiffs filed a consolidated amended class action complaint with the court against the Publishing parties. These private litigant plaintiffs, who are e-book purchasers, allege that, among other things, the defendants are in violation of federal and/or state antitrust laws in connection with the sale of e-books pursuant to agency distribution arrangements between each of the publishers and e-book retailers. The consolidated amended class action complaint generally seeks multiple forms of damages for the purchase of e-books and injunctive and other relief. On March 2, 2012, the Publishing parties filed a motion to dismiss this action. On May 15, 2012, the court denied the motion to dismiss. As noted above, on June 20, 2013, Simon & Schuster entered into the Minnesota Settlement, which was approved by the court on December 6, 2013. Upon final approval of the Minnesota Settlement by the court, Simon & Schuster was dismissed with prejudice from the MDL litigation and only those individuals who elect to opt out of the States settlement or the Minnesota Settlement will have any potential claims against Simon & Schuster.

Similar antitrust suits have been filed against the Publishing parties by private litigants in Canada, purportedly as class actions, under Canadian law, commencing on February 24, 2012; and by an Australian e-book retailer in the United States Court for the Southern District of New York on September 16, 2013. Simon & Schuster intends to defend itself in these matters.

In addition, the European Commission (the "EC") and Canadian Competition Bureau (the “CCB”) conducted separate competition investigations of agency distribution arrangements of e-books in this industry.  On December 12, 2012, following the close of a comment period, the EC entered into settlement agreements with Simon & Schuster and certain Publishing parties.  The CCB also entered into a settlement agreement with Simon & Schuster and certain Publishing parties, which was effective on February 7, 2014.  These settlements require the adoption of certain business and compliance practices similar to those described in the Stipulation with the DOJ.

       Claims Related to Former Businesses: Asbestos.    The Company is a defendant in lawsuits claiming various personal injuries related to asbestos and other materials, which allegedly occurred principally as a result of exposure caused by various products manufactured by Westinghouse, a predecessor, generally prior to the early 1970s. Westinghouse was neither a producer nor a manufacturer of asbestos. The Company is typically named as one of a large number of defendants in both state and federal cases. In the majority of asbestos lawsuits, the plaintiffs have not identified which of the Company's products is the basis of a claim. Claims against the Company in which a product has been identified principally relate to exposures allegedly caused by asbestos-containing insulating material in turbines sold for power-generation, industrial and marine use, or by asbestos-containing grades of decorative micarta, a laminate used in commercial ships.

Claims are frequently filed and/or settled in groups, which may make the amount and timing of settlements, and the number of pending claims, subject to significant fluctuation from period to period. The Company does not report as pending those claims on inactive, stayed, deferred or similar dockets which some jurisdictions have established for claimants who allege minimal or no impairment. As of December 31, 2013, the Company had pending approximately 45,150 asbestos claims, as compared with approximately 45,900 as of December 31, 2012 and 50,090 as of December 31, 2011. During 2013, the Company received approximately 4,310 new claims and closed or moved to an inactive docket approximately 5,060 claims. The Company reports claims as closed when it becomes aware that a dismissal order has been entered by a court or when the Company has reached agreement with the claimants on the material terms of a settlement. Settlement costs depend on the seriousness of the injuries that form the basis of the claim, the quality of evidence supporting the claims and other factors. The Company's total costs for the years 2013 and 2012 for settlement and defense of asbestos claims after insurance recoveries and net of tax benefits were approximately $29 million and $21 million, respectively. The Company's costs for settlement and defense of asbestos claims may vary year to year and insurance proceeds are not always recovered in the same period as the insured portion of the expenses.

The Company believes that its reserves and insurance are adequate to cover its asbestos liabilities. This belief is based upon many factors and assumptions, including the number of outstanding claims, estimated average cost per claim, the breakdown of claims by disease type, historic claim filings, costs per claim of resolution and the filing of new claims. While the number of asbestos claims filed against the Company has trended down in the past five to ten years and has remained flat in recent years, it is difficult to predict future asbestos liabilities, as events and circumstances may occur including, among others, the number and types of claims and average cost to resolve such claims, which could affect the Company's estimate of its asbestos liabilities.

Other.   The Company from time to time receives claims from federal and state environmental regulatory agencies and other entities asserting that it is or may be liable for environmental cleanup costs and related damages principally relating to historical and predecessor operations of the Company. In addition, the Company from time to time receives personal injury claims including toxic tort and product liability claims (other than asbestos) arising from historical operations of the Company and its predecessors.

       General.    On an ongoing basis, the Company vigorously defends itself in numerous lawsuits and proceedings and responds to various investigations and inquiries from federal, state and local authorities (collectively, "litigation"). Litigation may be brought against the Company without merit, is inherently uncertain and always difficult to predict. However, based on its understanding and evaluation of the relevant facts and circumstances, the Company believes that the above-described legal matters and other litigation to which it is a party are not likely, in the aggregate, to have a material adverse effect on its results of operations, financial position or cash flows. Under the Separation Agreement between the Company and Viacom Inc., the Company and Viacom Inc. have agreed to defend and indemnify the other in certain litigation in which the Company and/or Viacom Inc. is named.